UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 27, 2004

SFBC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	001-16119	59-2407464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11190 Biscayne Blvd., Miami, Florida 33181

(Address of Principal Executive Office) (Zip Code)

305-895-0304

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release

Item 12.   Results of Operations and Financial Condition.

SFBC International, Inc., a Delaware corporation, furnishes its earnings release dated July 27, 2004 which is attached as Exhibit 99.1 to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SFBC INTERNATIONAL, INC.

Date: July 27, 2004	By:	/s/ ARNOLD HANTMAN
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release